UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

Fortress International Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51426	20-2027651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9841 Broken Land Parkway, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 312-9988

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 8, 2007, Fortress International Group, Inc. (“FIGI”) announced it expected to issue its fourth quarter and yearly earnings release on March 14, 2007. FIGI will also release summary information on Total Site Solutions, which was acquired by FIGI on January 19, 2007. FIGI will conduct a conference call at 10:00 a.m. Eastern Time on March 14, 2007 to discuss the results for the quarter and year ended December 31, 2006. Instructions on how to access the call are contained in the press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated March 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2007

FORTRESS INTERNATIONAL GROUP, INC.

By:	/s/ Thomas P. Rosato
Thomas P. Rosato
Chief Executive Officer

Exhibit Index

Exhibit No.     Document

99.1	Press Release dated March 8, 2007